SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2007

NEW GENERATION HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24623	13-4056896
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue
New York, New York 10167
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 792-4030

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 20, 2007, the Registrant effected the previously announced pro rata distribution (or "spin-off") of all of its approximately 94% ownership interest in Plastinum Corp. (“Plastinum”) to the Registrant’s stockholders, as approved at a meeting of the Registrant’s stockholders on February 16, 2007. In the spin-off, the stockholders of the Registrant as of the record date of December 29, 2006 received one share of Plastinum common stock for each share of the Registrant’s common stock the stockholder owned.

As a result of the spin-off of Plastinum, the Registrant no longer owns any interest in Plastinum and currently has no business operations.

Item 9.01	Financial Statements and Exhibits

Financial Statements

The following pro forma financial statements giving effect to the disposition of Plastinum are included in this Form 8-K:

Pro Forma Condensed Consolidated Balance Sheet at September 30, 2006

Pro Forma Condensed Consolidated Statement of Losses for the nine months ended September 30, 2006

Pro Forma Condensed Consolidated Statement of Losses for the year ended December 31, 2005

NEW GENERATION HOLDINGS, INC.
(A Development Stage Company)
PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2006
(Unaudited)

	As Reported	Plastinum	Pro Forma

Assets

Current assets:
Cash	$47,088	(47,075)	$13

Total assets	$47,088		$13

Liabilities and deficiency in stockholders' equity

Current liabilities:

Accounts payable and accrued expenses:	$1,338,806	(43,531)	$1,295,275
Due to stockholder	357,122	(149,693)	207,429

Total current liabilities	1,695,928		1,502,704

Warrant derivatives	10,220,995		10,220,995
Convertible notes payable	380,700	(380,700)	-

Total liabilities	12,297,623		11,723,699

Minority interest	477,660	(477,660)	-

Deficiency in stockholders' equity:

Preferred stock, par value $.001 per share; 1,000,000 shares authorized,
528,630 shares issued and outstanding	529	(529)	-
Common stock, par value $.001 per share; 50,000,000 shares authorized,
49,998,260 shares issued and outstanding	49,998	38,672	88,670
Additional paid-in capital	29,927,120	966,366	30,893,486
Other comprehensive income	25,256		25,256
Accumulated deficit prior to development stage	(31,081,731)		(31,081,731)
Deficit accumulated during the development stage	(11,649,367)		(11,649,367)

Total deficiency in stockholders' equity	(12,728,195)		(11,723,686)

Total liabilities and deficiency in stockholders' equity	$47,088		$13

NEW GENERATION HOLDINGS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF LOSSES
NINE MONTHS ENDED SEPTEMBER 30, 2006
(Unaudited)

(Restated)

	As reported	Plastinum	Pro Forma

Operating expenses:
General and administrative expenses	$1,128,067	(997,378)	$130,689
Research and development	292,684	(292,684)	-

Loss from continuing operations before
other income (expense)	(1,420,751)		(130,689)

Change in value of warrant liability	(4,501,968)		(4,501,968)
Interest expense	(54,837)	16,496	(38,341)
Loss allocable to minority interest	22,840	(22,840)	-

(Loss) from operations
before provision for income taxes	(5,954,716)		(4,670,998)

Provision for income taxes	-		-

Net loss	(5,954,716)		(4,670,998)

Net loss per common share, basic and diluted:	$(0.12)		$(0.05)

Weighted average shares outstanding, basic and diluted	48,346,994	38,672,076	87,019,070

NEW GENERATION HOLDINGS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF LOSSES
YEAR ENDED DECEMBER 31, 2005
(Unaudited)

	As reported	Plastinum	Pro Forma

Operating expenses:
General and administrative expenses	$2,350,655	(1,810,410)	$540,245
Research and development	711,924	(711,924)	-

Loss from continuing operations before
other income (expense)	(3,062,579)		(540,245)

Change in value of warrant liability	(922,677)		(922,677)
Interest expense	(758,304)		(758,304)

(Loss) from operations
before provision for income taxes	(4,743,560)		(2,221,226)

Provision for income taxes	-		-

Net loss	(4,743,560)		(2,221,226)

Net loss per common share, basic and diluted:	$(0.12)		$(0.03)

Weighted average shares outstanding, basic and diluted	38,114,030	38,672,076	76,786,106

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW GENERATION HOLDINGS, INC.

Dated: February 26, 2007	By:	/s/ Jacques Mot
Jacques Mot
President and CEO